                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO
DEAL NAME            SURF 2005-BC3
BLOOMBERG TICKER:    SURF 2005-BC3
ASSET CLASS:         Subprime
ISSUER:              SURF
TRUSTEE:             JPM
LEAD MANAGER(S)       ML

MONTH:
  To Roll            21
  Remaining Term     340
  Remaining IO Term  55

% INTEREST ONLY

Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

MASTER SERVICER:
BACKUP SERVICER:
PRIMARY SERVICER (S):    % NAME      ORIGINATOR (S):        % NAME
                  1    100 Wilshire              1     44.87% Wilmington
                  2                              2     10.77% Fremont
                  3                              3
                  4                              4
                  5                              5
                  6                              6
                  7                              7
                  8                              8
                  9                              9
                 10                             10

Please fill out complete list of servicers and originators even if it is greater then ten

                                                                FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       DEAL SIZE                      ------------------------------------------------------------------------------
            -------------------------------  WA LOAN                                                REFI      FULL  INTEREST
FICO        # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY     MI%
----------  -------  -------------  -------  -------  ----- ----  ------  ------  -------  ------  -------  ------- --------  ------
NA                                    0.00%
=<500            6         855,046    0.08%  142,508  8.01%  500  67.04%  39.68%  100.00%  83.68%  100.00%  100.00%   0.00%    0.00%
>500 =<520      59       7,935,171    0.74%  134,494  8.36%  510  69.09%  39.47%   93.61%  94.41%   87.15%   80.92%   1.39%    0.00%
>520 =<540     309      50,142,514    4.68%  162,274  7.51%  532  75.48%  39.29%   99.69%  91.19%   87.71%   78.07%  11.75%    1.90%
>540 =<560     523      89,306,621    8.34%  170,758  7.30%  551  77.42%  39.04%   98.80%  93.59%   84.24%   75.04%  16.34%   30.71%
>560 =<580     586     100,700,345    9.40%  171,844  7.29%  570  78.62%  40.01%   98.68%  92.10%   80.24%   70.39%  21.86%   38.67%
>580 =<600     811     131,043,483   12.23%  161,583  7.23%  591  81.28%  39.89%   98.55%  87.81%   65.25%   68.16%  25.14%   31.23%
>600 =<620   1,220     185,144,173   17.28%  151,758  7.15%  611  82.36%  40.34%   98.42%  90.08%   57.55%   64.92%  25.70%   29.23%
>620 =<640   1,119     167,948,452   15.68%  150,088  7.26%  630  84.64%  41.44%   98.20%  89.21%   47.49%   52.11%  40.55%   34.66%
>640 =<660   1,043     154,241,334   14.40%  147,882  7.23%  649  85.11%  41.66%   96.23%  86.98%   41.87%   34.17%  41.63%   29.31%
>660 =<680     522      69,247,415    6.46%  132,658  7.19%  669  83.42%  42.03%   97.99%  86.88%   22.36%   28.43%  47.80%    7.26%
>680 =<700     367      49,218,350    4.59%  134,110  7.18%  690  83.46%  41.55%   99.38%  90.88%   12.06%   17.07%  52.72%    1.86%
>700 =<750     411      52,620,117    4.91%  128,029  7.12%  720  83.65%  42.17%   99.42%  81.07%    9.14%   15.66%  48.58%    3.11%
>750           100      12,765,340    1.19%  127,653  7.13%  770  83.71%  41.17%   99.14%  87.91%    8.89%   13.23%  62.90%    0.00%
             -----   -------------  ------   -------  ----   ---  -----   -----   ------   -----   ------   ------   -----    -----
TOTAL        7,076   1,071,168,362  100.00%  151,380  7.24%  618  81.98%  40.72%   98.24%  89.14%   53.36%   53.41%  32.50%   25.52%
             -----   -------------  ------   -------  ----   ---  -----   -----   ------   -----   ------   ------   -----    -----

      FICO    MEAN: 618    MEDIAN: 621    STANDARD DEVIATION: 51.19

                                                               LTV BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       DEAL SIZE                      ------------------------------------------------------------------------------
            -------------------------------  WA LOAN                                                REFI     FULL   INTEREST
LTV         # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT   DOC      ONLY     MI%
----------  -------  -------------  -------  -------  ----- ----  ------  ------  -------  ------  -------  ------  --------  ------
=<50           136      17,665,748    1.65%  129,895  6.94%  580   40.60% 36.11%   93.99%  84.13%  90.08%   59.03%   14.67%    0.00%
>50 =<55        42       7,273,560    0.68%  173,180  6.87%  586   53.07% 37.47%   91.80%  89.27%  92.10%   51.27%   23.17%    0.00%
>55 =<60        63      11,362,933    1.06%  180,364  6.75%  576   57.99% 41.01%   99.53%  87.48%  91.98%   53.13%   14.82%    0.00%
>60 =<65       127      23,395,016    2.18%  184,213  6.83%  580   63.16% 38.71%   95.68%  86.65%  92.74%   50.08%   22.02%    0.00%
>65 =<70       227      43,686,123    4.08%  192,450  6.86%  586   68.59% 39.23%   95.18%  89.04%  87.06%   58.49%   32.34%    0.00%
>70 =<75       355      66,849,435    6.24%  188,308  6.94%  581   73.77% 38.34%   96.59%  92.21%  87.53%   58.92%   23.24%    0.00%
>75 =<80     2,565     486,699,583   45.44%  189,746  6.74%  634   79.77% 41.46%   99.47%  88.03%  34.63%   44.33%   44.43%    0.00%
>80 =<85       617     113,047,082   10.55%  183,221  7.24%  588   84.40% 40.60%   97.41%  91.04%  82.91%   69.16%   26.68%   75.02%
>85 =<90       845     153,998,073   14.38%  182,246  7.36%  608   89.57% 39.73%   96.06%  89.41%  67.37%   66.69%   33.68%   89.30%
>90 =<95       267      40,182,522    3.75%  150,496  7.90%  625   94.63% 41.44%   99.69%  94.13%  62.34%   63.97%   15.65%   59.86%
>95 <100       126       8,661,623    0.81%   68,743  9.15%  642   98.81% 41.10%  100.00%  92.82%  33.93%   69.47%    2.73%   43.37%
=>100        1,706      98,346,664    9.18%   57,648  9.72%  650  100.00% 42.13%   99.94%  89.31%  26.65%   47.64%    2.57%   23.63%
             -----   -------------  ------   -------  ----   ---  ------  -----   ------   -----   -----    -----    -----    -----
TOTAL        7,076   1,071,168,362  100.00%  151,380  7.24%  618   81.98% 40.72%   98.24%  89.14%  53.36%   53.41%   32.50%   25.52%
             -----   -------------  ------   -------  ----   ---  ------  -----   ------   -----   -----    -----    -----    -----

       LTV MEAN: 81.98 CLTV: 88.61 STANDARD DEVIATION: 12.33 LTV =80: 38.5
                             % SILENT SECONDS: 28.81

                                                             DTI BUCKET
-----------------------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       DEAL SIZE                      -----------------------------------------------------------------------
            -------------------------------  WA LOAN                                                 REFI     FULL   INTEREST
DTI         # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
----------  -------  -------------  -------  -------  -----  ----  ------  ------  -------  ------  -------  ------  --------
=<20           145      21,739,402    2.03%  149,927  7.06%   611  77.97%  14.96%   95.80%  87.77%   73.01%  51.33%   30.60%
>20 =<25       234      29,345,172    2.74%  125,407  7.26%   605  80.26%  22.80%   94.95%  92.80%   67.16%  68.70%   20.65%
>25 =<30       498      65,993,908    6.16%  132,518  7.21%   602  80.27%  27.86%   96.92%  89.82%   63.34%  65.59%   26.08%
>30 =<35       835     117,204,933   10.94%  140,365  7.22%   611  81.28%  32.79%   98.51%  88.94%   61.52%  62.26%   27.49%
>35 =<40     1,200     179,724,110   16.78%  149,770  7.24%   616  81.95%  37.75%   98.09%  90.43%   56.98%  55.29%   33.21%
>40 =<45     1,841     279,138,303   26.06%  151,623  7.28%   623  82.02%  42.69%   98.32%  88.56%   47.93%  46.75%   34.87%
>45 =<50     1,981     324,023,658   30.25%  163,566  7.23%   626  82.86%  47.60%   99.06%  88.96%   48.01%  47.33%   37.10%
>50 =<55       340      53,716,937    5.01%  157,991  7.33%   605  82.80%  52.02%   97.28%  87.22%   56.01%  76.89%   16.19%
>55 =<60         2         281,939    0.03%  140,969  7.26%   583  84.71%  58.46%  100.00%  71.03%   71.03%   0.00%    0.00%
>60                                   0.00%
             -----   -------------  ------   -------  ----    ---  -----   -----   ------   -----    -----   -----    -----
TOTAL        7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%  89.14%   53.36%  53.41%   32.50%
             -----   -------------  ------   -------  ----    ---  -----   -----   ------   -----    -----   -----    -----

   DTI   MEAN: 40.72   MEDIAN: 41.89   STANDARD DEVIATION: 8.19

                                                           PURPOSE BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
                  -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
PURPOSE           # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
----------        -------  -------------  -------  -------  -----  ----  ------  ------  -------  ------   -------  ------  --------
Purchase           3,535     449,827,729   41.99%  127,250  7.40%   646  84.38%  41.91%   98.15%   87.76%    0.00%  38.37%   38.02%
REFI (CASH OUT)    3,198     571,540,426   53.36%  178,718  7.13%   597  80.07%  39.87%   98.26%   89.82%  100.00%  63.82%   29.05%
REFI (NO CASH)                              0.00%
REFI (RATE TERM)     342      49,621,863    4.63%  145,093  7.12%   608  82.37%  39.57%   98.84%   93.78%    0.00%  70.05%   22.30%
CONSOLIDATION                               0.00%
OTHER                  1         178,344    0.02%  178,344  7.63%   611  78.17%  42.92%  100.00%  100.00%    0.00%   0.00%    0.00%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------   ------   ------   -----
TOTAL              7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------   ------   ------   -----

                                                          OCCUPANCY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
                  -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
OCC TYPE          # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
----------        -------  -------------  -------  -------  -----  ----  ------  ------  -------  ------   -------  ------  --------
PRIMARY (OOC)      6,936   1,052,330,853   98.24%  151,720  7.24%   618  82.05%  40.77%  100.00%  89.52%    53.37%  53.24%   33.00%
INVESTMENT           117      15,083,319    1.41%  128,917  7.56%   628  78.25%  37.53%    0.00%  63.70%    52.06%  62.77%    3.20%
2ND / VACATION        23       3,754,189    0.35%  163,226  7.74%   602  77.34%  37.65%    0.00%  84.65%    55.32%  62.45%    8.93%
RENTAL                                      0.00%
OTHER                                       0.00%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   -----     -----   -----    -----
TOTAL              7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%  89.14%    53.36%  53.41%   32.50%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   -----     -----   -----    -----

                                                        DOCUMENTATION BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                            DEAL SIZE                      -------------------------------------------------------------------------
                 -------------------------------  WA LOAN                                                  REFI     FULL    INTEREST
DOC TYPE         # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC       ONLY
----------       -------  -------------  -------  -------  -----  ----  ------  ------  -------  -------  -------  ------   --------
FULL              3,907     572,101,204   53.41%  146,430  7.16%   601  82.26%  40.21%   97.94%   90.32%   63.76%  100.00%   26.30%
ALTERNATIVE                                0.00%
LIMITED             165      32,401,386    3.02%  196,372  7.01%   599  82.39%  34.47%   98.36%   86.46%   65.64%    0.00%   31.60%
STATED            3,003     466,552,596   43.56%  155,362  7.37%   641  81.62%  41.76%   98.61%   87.88%   39.74%    0.00%   40.16%
NO RATIO                                   0.00%
NINA                                       0.00%
NO DOC                1         113,176    0.01%  113,176  7.88%   655  80.00%   0.00%  100.00%  100.00%  100.00%    0.00%    0.00%
OTHER                                      0.00%
                  -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------   ------   ------    -----
TOTAL             7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%   53.41%   32.50%
                  -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------   ------   ------    -----

                                                           PROPERTY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
                  -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
PROPERTY TYPE     # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
-------------     -------  -------------  -------  -------  -----  ----  ------  ------  -------  -------  -------  ------  --------
SINGLE FAMILY      5,418     815,949,213   76.17%  150,600  7.24%   615  81.98%  40.56%   98.55%  100.00%   56.59%  55.17%   31.03%
PUD                  913     138,914,244   12.97%  152,151  7.25%   628  82.59%  41.34%   99.30%  100.00%   37.16%  47.95%   41.06%
2-4 UNIT             264      47,831,629    4.47%  181,180  7.26%   625  78.89%  41.10%   92.66%    0.00%   56.68%  42.27%   25.06%
TOWNHOUSE             41       5,855,290    0.55%  142,812  7.34%   605  83.73%  37.07%  100.00%    0.00%   71.83%  57.75%   30.29%
CONDO                401      58,801,338    5.49%  146,637  7.25%   633  82.96%  41.56%   95.85%    0.00%   41.33%  49.21%   40.22%
MH                     6         553,343    0.05%   92,224  7.95%   605  76.60%  34.17%  100.00%    0.00%   73.65%  82.44%    0.00%
OTHER                 33       3,263,306    0.30%   98,888  7.37%   627  82.14%  40.60%   96.88%    0.00%   65.96%  72.36%   12.96%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----
TOTAL              7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----

                                                          PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
                  -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
UPB               # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------        -------  -------------  -------  -------  ------ ----  ------  ------  -------  -------  -------  ------  --------
=<50               1,149      37,382,513    3.49%   32,535  10.25%  647  96.96%  40.16%   99.06%   91.21%   19.63%  46.89%    0.00%
>50 =<75             779      48,629,280    4.54%   62,425   8.98%  627  88.54%  39.11%   96.05%   86.40%   34.21%  55.22%    0.28%
>75 =<100            800      69,769,804    6.51%   87,212   8.14%  618  85.36%  39.74%   97.03%   89.17%   40.44%  61.80%    2.68%
>100 =<125           837      94,151,958    8.79%  112,487   7.48%  614  82.35%  39.16%   98.22%   90.62%   49.49%  66.29%    8.33%
>125 =<150           651      89,435,830    8.35%  137,382   7.28%  615  81.97%  39.89%   97.81%   91.68%   50.85%  61.50%   19.56%
>150 =<200           960     167,374,039   15.63%  174,348   7.05%  613  80.18%  40.42%   97.91%   90.67%   55.30%  59.27%   27.75%
>200 =<250           709     159,141,849   14.86%  224,460   6.96%  613  80.14%  41.05%   98.68%   87.52%   59.06%  52.76%   36.34%
>250 =<300           471     128,563,809   12.00%  272,959   6.82%  615  80.03%  41.32%   98.97%   88.00%   60.37%  47.18%   44.18%
>300 =<350           309      99,584,963    9.30%  322,281   6.75%  619  80.62%  41.76%   97.74%   88.67%   57.43%  43.60%   49.24%
>350 =<400           192      71,791,098    6.70%  373,912   6.76%  626  80.76%  42.72%   98.97%   86.65%   55.05%  38.41%   61.18%
>400 =<450            94      39,821,418    3.72%  423,632   6.61%  628  81.87%  41.33%  100.00%   90.49%   65.00%  38.59%   61.60%
>450 =<500            77      37,190,033    3.47%  482,987   6.55%  626  81.76%  40.35%   97.42%   86.86%   63.49%  45.35%   66.29%
>500 =<600            34      18,767,160    1.75%  551,975   6.56%  628  79.93%  42.30%  100.00%   88.61%   58.58%  71.04%   58.24%
>600 =<700            11       7,095,307    0.66%  645,028   6.63%  616  79.71%  42.71%  100.00%  100.00%   73.14%  71.87%   72.26%
=>700                  3       2,469,300    0.23%  823,100   6.70%  631  77.07%  41.71%  100.00%  100.00%   28.67%  69.06%   59.61%
                   -----   -------------  ------   -------   ----   ---  -----   -----   ------   ------    -----   -----    -----
TOTAL              7,076   1,071,168,362  100.00%  151,380   7.24%  618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                   -----   -------------  ------   -------   ----   ---  -----   -----   ------   ------    -----   -----    -----

* IN $1,000
             MIN 12,581   MAX 997,300

                                                    STATE CONCENTRATION BUCKET *
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
                  -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
STATE*            # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------        -------  -------------  -------  -------  -----  ----  ------  ------  -------   ------  -------  ------  --------
CALIFORNIA         1,354     306,269,403   28.59%  226,196  6.93%   627  80.49%  41.67%   98.37%   87.08%   51.89%  41.38%   59.81%
FLORIDA              744     102,191,978    9.54%  137,355  7.45%   618  82.24%  40.94%   98.01%   90.06%   46.32%  50.09%   23.83%
ILLINOIS             328      49,497,851    4.62%  150,908  7.45%   616  82.41%  40.75%   98.20%   77.65%   59.03%  56.25%   19.57%
MARYLAND             241      48,590,863    4.54%  201,622  7.13%   603  81.08%  40.24%   97.93%   88.28%   76.42%  70.74%   21.90%
VIRGINIA             270      45,406,996    4.24%  168,174  7.24%   623  80.98%  41.46%   98.62%   91.65%   59.04%  46.89%   39.19%
NEW YORK             205      42,890,717    4.00%  209,223  7.04%   606  78.34%  41.26%   96.80%   80.54%   73.51%  52.44%   15.05%
TEXAS                461      37,140,466    3.47%   80,565  7.67%   632  84.40%  40.33%   98.55%   98.09%    3.40%  50.48%    8.79%
NEVADA               179      31,001,655    2.89%  173,194  7.24%   621  81.48%  42.01%   99.71%   96.88%   45.93%  47.83%   43.39%
CONNECTICUT          170      29,872,312    2.79%  175,719  7.18%   618  82.19%  41.66%   98.89%   70.47%   60.13%  55.41%   13.24%
PENNSYLVANIA         240      29,570,238    2.76%  123,209  7.32%   608  83.45%  37.97%   98.89%   89.35%   55.02%  71.01%   13.47%
GEORGIA              235      27,578,355    2.57%  117,355  7.64%   614  85.43%  40.28%   95.31%   95.34%   47.84%  64.77%   27.17%
NEW JERSEY           116      24,960,314    2.33%  215,175  6.83%   603  78.61%  41.23%   98.94%   75.38%   69.38%  57.15%   20.75%
WASHINGTON           165      23,963,655    2.24%  145,234  7.16%   630  83.47%  39.81%   97.48%   94.52%   53.96%  56.57%   43.76%
OHIO                 223      22,770,798    2.13%  102,111  7.39%   608  85.42%  41.16%   98.91%   97.00%   59.75%  76.60%   13.35%
ARIZONA              176      22,761,238    2.12%  129,325  7.37%   626  84.12%  39.89%  100.00%   98.20%   49.67%  60.28%   37.14%
OTHER              1,969     226,701,524   21.16%  115,135  7.49%   613  83.57%  39.41%   98.14%   93.73%   54.04%  61.85%   16.18%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----
TOTAL              7,076   1,071,168,362  100.00%  151,380  7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

* Separate California into North and South if possible.

                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                             DEAL SIZE                      ------------------------------------------------------------------------
CALIFORNIA        -------------------------------  WA LOAN                                                  REFI     FULL   INTEREST
BREAKDOWN         # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------        -------   -----------   -------  -------  -----  ----  ------  ------  -------   ------  -------  ------  --------
CA NORTH             425    101,843,643    33.25%  239,632  6.91%   623  80.61%  41.33%   97.83%   94.75%   58.42%  46.75%   62.14%
CA SOUTH             929    204,425,760    66.75%  220,049  6.94%   629  80.43%  41.84%   98.64%   83.26%   48.64%  38.70%   58.64%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----
                   1,354    306,269,403   100.00%  226,196  6.93%   627  80.49%  41.67%   98.37%   87.08%   51.89%  41.38%   59.81%
                   -----   -------------  ------   -------  ----    ---  -----   -----   ------   ------    -----   -----    -----

                                                        FIXED / FLOATING (ii)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                            DEAL SIZE                      -------------------------------------------------------------------------
                 -------------------------------  WA LOAN                                                   REFI     FULL   INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE   WAC    FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------       -------  -------------  -------  -------  -----   ----  ------  ------  -------   ------  -------  ------  --------
FIXED             1,092     147,454,492   13.77%  135,032   7.20%   604  78.25%  38.71%   98.26%   92.44%   74.96%  69.09%     3.49%
BALLOON           1,529      73,575,298    6.87%   48,120  10.32%   658  99.42%  42.27%   99.92%   87.53%   17.20%  33.79%     0.00%
2/28              2,654     433,042,984   40.43%  163,166   7.23%   603  81.44%  40.69%   97.12%   88.90%   55.59%  59.15%     0.00%
3/27                446      68,089,500    6.36%  152,667   7.27%   611  81.75%  40.83%   95.94%   86.34%   59.88%  57.53%     0.00%
5/25                 10       1,793,842    0.17%  179,384   7.02%   630  76.91%  42.46%   91.57%  100.00%   94.61%  65.18%     0.00%
2/28 IO           1,123     291,598,479   27.22%  259,660   6.65%   636  80.46%  41.42%   99.77%   89.14%   46.41%  41.10%   100.00%
3/27 IO             194      48,162,131    4.50%  248,258   6.55%   640  81.89%  40.65%  100.00%   88.21%   52.98%  52.97%   100.00%
5/25 IO              14       3,165,063    0.30%  226,076   6.14%   666  81.29%  35.51%  100.00%   89.97%   25.01%  45.94%   100.00%
OTHER                14       4,286,574    0.40%  306,184   5.86%   620  77.54%  39.61%   96.18%   77.78%   82.01%  48.78%     0.00%
                  -----   -------------  ------   -------  -----    ---  -----   -----   ------   ------    -----   -----    ------
TOTAL             7,076   1,071,168,362  100.00%  151,380   7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%    32.50%
                  -----   -------------  ------   -------  -----    ---  -----   -----   ------   ------    -----   -----    ------

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

                                                             LIEN BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                            DEAL SIZE                      -------------------------------------------------------------------------
                 -------------------------------  WA LOAN                                                   REFI     FULL   INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE   WAC    FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------       -------  -------------  -------  -------  -----   ----  ------  ------  -------   ------  -------  ------  --------
FIRST             5,440     994,772,156   92.87%  182,863   7.00%   615  80.62%  40.60%   98.12%   89.25%   56.26%  54.94%   34.99%
SECOND            1,636      76,396,205    7.13%   46,697  10.37%   659  99.75%  42.23%   99.84%   87.68%   15.56%  33.47%    0.00%
THIRD                                      0.00%
OTHER                                      0.00%
                  -----   -------------  ------   -------  -----    ---  -----   -----    -----    -----    -----   -----    -----
TOTAL             7,076   1,071,168,362  100.00%  151,380   7.24%   618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                  -----   -------------  ------   -------  -----    ---  -----   -----    -----    -----    -----   -----    -----

                                                          PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                            DEAL SIZE                      -------------------------------------------------------------------------
                 -------------------------------  WA LOAN                                                   REFI     FULL   INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE   WAC    FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
----------       -------  -------------  -------  -------  -----   ----  ------  ------  -------   ------  -------  ------  --------
NONE              1,087     116,144,801   10.84%  106,849  7.93%    622  85.18%  40.27%   97.33%   88.42%   43.97%  55.27%   21.37%
6 MONTHS              5         886,140    0.08%  177,228  7.36%    611  87.70%  37.17%  100.00%  100.00%   92.50%  60.03%    0.00%
1 YEAR              383      73,754,766    6.89%  192,571  7.38%    622  81.00%  40.20%   97.98%   79.39%   52.97%  47.46%   35.73%
2 YEAR            3,596     599,996,906   56.01%  166,851  7.14%    619  81.98%  41.26%   98.71%   89.60%   49.36%  50.34%   39.65%
3 YEAR            1,391     192,153,034   17.94%  138,140  7.22%    621  82.03%  40.15%   97.25%   90.51%   58.79%  57.84%   25.60%
5 YEAR              590      84,014,048    7.84%  142,397  7.00%    598  78.37%  39.11%   98.75%   91.99%   81.78%  67.76%    8.96%
OTHER                24       4,218,666    0.39%  175,778  7.23%    610  81.17%  43.37%   96.00%   93.41%   65.17%  54.30%   54.15%
                  -----   -------------  ------   -------  ----     ---  -----   -----   ------   ------    -----   -----    -----
TOTAL             7,076   1,071,168,362  100.00%  151,380  7.24%    618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                  -----   -------------  ------   -------  ----     ---  -----   -----   ------   ------    -----   -----    -----

                                                            INDEX BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                              WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                            DEAL SIZE                      -------------------------------------------------------------------------
                 -------------------------------  WA LOAN                                                   REFI     FULL   INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE   WAC    FICO   %LTV    % DTI  PRIMARY   SF/PUD  CACHOUT   DOC      ONLY
--------------   -------  -------------  -------  -------  -----   ----  ------  ------  -------   ------  -------  ------  --------
6-MONTH LIBOR     4,313     829,663,613   77.45%  192,363  6.97%    618  81.02%  41.00%   98.10%   88.68%   52.14%  51.93%   41.25%
FIXED RATE        2,621     221,029,790   20.63%   84,330  8.24%    622  85.29%  39.89%   98.81%   90.81%   55.73%  57.34%    2.33%
LIBOR - 1 YEAR      142      20,474,959    1.91%  144,190  7.34%    610  85.24%  38.06%   97.79%   89.95%   76.95%  70.94%    3.52%
                                           0.00%
                                           0.00%
                                           0.00%
                                           0.00%
OTHER                                      0.00%
                  -----   -------------  ------   -------  ----     ---  -----   -----    -----    -----    -----   -----    -----
TOTAL             7,076   1,071,168,362  100.00%  151,380  7.24%    618  81.98%  40.72%   98.24%   89.14%   53.36%  53.41%   32.50%
                  -----   -------------  ------   -------  ----     ---  -----   -----    -----    -----    -----   -----    -----

List all reset rates

                                                     MORTGAGE RATE (WAC) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                           DEAL SIZE                      --------------------------------------------------------------------------
                -------------------------------  WA LOAN                                                     REFI    FULL   INTEREST
TYPE            # LOANS     BALANCE        %     BALANCE   WAC    FICO    %LTV    % DTI   PRIMARY   SF/PUD  CACHOUT   DOC     ONLY
----------      -------  -------------  -------  -------  ------  ----  -------  -------  -------  -------  ------- ------- --------
=> 5.00              6       1,519,797    0.14%  253,299   4.97%   676   77.55%   41.18%  100.00%   85.37%   59.84%  65.98%  65.98%
>5.00 =<5.50        67      16,364,944    1.53%  244,253   5.42%   644   76.59%   41.83%   99.00%   91.15%   48.13%  75.77%  63.75%
>5.50 =<6.00       418     103,899,227    9.70%  248,563   5.88%   634   77.38%   40.65%   99.91%   88.22%   57.16%  66.56%  54.78%
>6.00 =<6.50       875     190,612,098   17.79%  217,842   6.34%   631   78.83%   40.94%   99.05%   89.21%   48.32%  52.97%  48.29%
>6.50 =<7.00     1,438     285,996,934   26.70%  198,885   6.82%   620   79.48%   40.81%   98.63%   89.36%   53.39%  47.14%  39.37%
>7.00 =<7.50       961     160,850,029   15.02%  167,378   7.30%   604   81.16%   40.38%   97.10%   90.26%   62.25%  54.29%  27.77%
>7.50 =<8.00       863     135,251,166   12.63%  156,722   7.80%   596   83.68%   39.81%   97.89%   87.95%   64.46%  56.09%  17.42%
>8.00 =<8.50       381      51,163,198    4.78%  134,287   8.29%   597   86.73%   40.86%   94.74%   89.26%   58.48%  62.15%   6.94%
>8.50 =<9.00       313      34,254,388    3.20%  109,439   8.79%   598   88.39%   40.26%   95.07%   90.84%   52.69%  66.05%   7.75%
>9.00 =<9.50       227      16,138,657    1.51%   71,095   9.35%   619   90.89%   40.47%   96.87%   88.71%   41.89%  60.67%   4.00%
>9.50 =<10.00      437      24,769,438    2.31%   56,681   9.90%   640   96.01%   41.64%   99.84%   88.14%   28.80%  49.56%   0.00%
>10.00 =<10.50     318      16,545,435    1.54%   52,030  10.34%   650   97.41%   42.39%   99.10%   87.78%   24.50%  33.37%   0.00%
>10.50 =<11.00     548      25,382,312    2.37%   46,318  10.86%   646   99.21%   42.69%   99.15%   87.89%   15.93%  24.72%   0.00%
>11.00 =<11.50     147       5,352,194    0.50%   36,409  11.29%   643   99.77%   41.15%   98.84%   87.55%   14.65%  26.09%   0.00%
>11.50 =<12.00      66       2,793,855    0.26%   42,331  11.83%   632   99.11%   42.58%  100.00%   90.86%   14.91%  27.56%   0.00%
>12.00 =<12.50       8         194,101    0.02%   24,263  12.25%   624   99.93%   39.68%  100.00%  100.00%   40.40%  43.22%   0.00%
>12.50 =<13.00       3          80,591    0.01%   26,864  12.77%   642  100.00%   39.57%  100.00%   67.05%   26.53%  26.53%   0.00%
>13.00                                    0.00%
                 -----   -------------  ------   -------  -----    ---  ------   ------   ------   ------   ------  ------   -----
TOTAL            7,076   1,071,168,362  100.00%  151,380   7.24%   618  0.8198   0.4072   0.9824   0.8914   0.5336  0.5341   0.325
                 -----   -------------  ------   -------  -----    ---  ------   ------   ------   ------   ------  ------   -----

                                                         MARGIN (WAM) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                           DEAL SIZE                      --------------------------------------------------------------------------
                -------------------------------  WA LOAN                                                     REFI    FULL   INTEREST
TYPE            # LOANS     BALANCE        %     BALANCE   WAC    FICO    %LTV    % DTI   PRIMARY   SF/PUD  CACHOUT   DOC     ONLY
----------      -------  -------------  -------  -------  ------  ----  -------  -------  -------  -------  ------- ------- --------
=> 2.00          2,621     221,029,790   20.63%   84,330   8.24%   622   85.29%   39.89%   98.81%   90.81%   55.73%  57.34%   2.33%
>2.00 =<2.50        13       2,262,978    0.21%  174,075   6.44%   646   74.90%   40.21%  100.00%   95.67%   27.02%   8.44%  64.17%
>2.50 =<3.00         7       1,412,020    0.13%  201,717   6.04%   648   75.28%   41.67%   93.43%   86.38%   57.66%  72.05%  14.89%
>3.00 =<3.50        15       3,830,115    0.36%  255,341   6.45%   634   76.58%   39.42%  100.00%   76.44%   55.56%  39.56%  14.91%
>3.50 =<4.00        15       3,552,103    0.33%  236,807   6.58%   612   77.77%   42.46%  100.00%   89.84%   65.42%  70.28%  52.00%
>4.00 =<4.50        57      11,107,012    1.04%  194,860   6.61%   621   78.40%   40.88%  100.00%   92.80%   69.13%  64.41%  26.46%
>4.50 =<5.00       178      43,893,112    4.10%  246,591   5.99%   641   79.18%   41.33%   98.96%   84.04%   48.33%  72.15%  67.49%
>5.00 =<5.50       351      81,206,903    7.58%  231,359   6.23%   639   78.71%   41.37%   98.93%   84.66%   38.20%  51.12%  53.68%
>5.50 =<6.00       688     149,814,348   13.99%  217,753   6.53%   633   79.30%   41.56%   98.91%   90.51%   46.01%  44.12%  50.34%
>6.00 =<6.50       948     182,366,362   17.02%  192,370   6.90%   627   80.39%   41.78%   98.06%   89.89%   47.93%  43.85%  45.42%
>6.50 =<7.00     1,376     251,397,595   23.47%  182,702   7.24%   604   82.06%   40.27%   97.09%   87.03%   57.37%  55.33%  29.50%
>7.00 =<7.50       398      64,146,735    5.99%  161,173   7.73%   591   84.51%   39.85%   98.50%   91.48%   68.58%  58.10%  31.66%
>7.50 =<8.00       244      36,440,827    3.40%  149,348   8.20%   587   86.96%   39.60%   97.73%   93.26%   67.08%  67.01%  21.69%
>8.00 =<8.50        87      10,188,511    0.95%  117,109   8.86%   590   88.51%   40.20%   97.89%   96.12%   69.10%  73.22%  13.93%
>8.50 =<9.00        52       6,089,457    0.57%  117,105   9.44%   574   84.71%   39.64%  100.00%   91.53%   72.32%  65.05%  10.34%
>9.00 =<9.50        22       2,020,491    0.19%   91,841  10.10%   562   85.26%   39.87%   93.21%   96.51%   87.14%  70.88%   0.00%
>9.50 =<10.00        3         272,226    0.03%   90,742  10.68%   531   74.08%   37.96%   40.39%  100.00%   79.83%  40.39%   0.00%
>12.00 =<12.50       1         137,777    0.01%  137,777   9.15%   528   74.39%   41.76%  100.00%  100.00%  100.00%   0.00%   0.00%
>12.50 =<13.00                            0.00%
>13.00 =<13.50                            0.00%
>13.50 =<14.00                            0.00%
>14.00                                    0.00%
                 -----   -------------  ------   -------  -----    ---  ------   ------   ------   ------   ------  ------   -----
TOTAL            7,076   1,071,168,362  100.00%  151,380   7.24%   618  0.8198   0.4072   0.9824   0.8914   0.5336  0.5341   0.325
                 -----   -------------  ------   -------  -----    ---  ------   ------   ------   ------   ------  ------   -----

                                                          DEAL COVERAGE
--------------------------------------------------------------------------------------------------------------------
Percentage of the                                           LOAN-TO-VALUE (LTV)
deal based on FICO  ------------------------------------------------------------------------------------------------
and LTV buckets.*   =<55    >55 =<60   >60 =<65 >65 =<70 >70 =<75 >75 =<80 >80 =<85 >85 =<90 >90 =<95 >95 <100 =>100
------------------  -----   --------   -------- -------- -------- -------- -------- -------- -------- -------- -----
      NA
      =<500         #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >500 =<550    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >550 =<600    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >600 =<625    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >625 =<650    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
FICO  >650 =<675    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >675 =<700    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >700 =<725    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >725 =<750    #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      >750 <800     #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!
      =>800         #REF!    #REF!      #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!    #REF!   #REF!

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                                          MI COVERAGE
--------------------------------------------------------------------------------------------------------------------
Percentage of MI
coverage based on                                           LOAN-TO-VALUE (LTV)
FICO and LTV        ------------------------------------------------------------------------------------------------
buckets.*           =<55    >55 =<60   >60 =<65 >65 =<70 >70 =<75 >75 =<80 >80 =<85 >85 =<90 >90 =<95 >95 <100 =>100
-----------------   -----   --------   -------- -------- -------- -------- -------- -------- -------- -------- -----
      NA
      =<500
      >500 =<550                                                            #REF!    #REF!
      >550 =<600                                                            #REF!    #REF!    #REF!    #REF!   #REF!
      >600 =<625                                                            #REF!    #REF!    #REF!    #REF!   #REF!
FICO  >625 =<650                                                            #REF!    #REF!    #REF!    #REF!   #REF!
      >650 =<675                                                            #REF!    #REF!    #REF!    #REF!   #REF!
      >675 =<700                                                            #REF!    #REF!    #REF!    #REF!   #REF!
      >700 =<725                                                            #REF!    #REF!    #REF!    #REF!   #REF!
      >725 =<750                                                                              #REF!    #REF!   #REF!
      >750 <800
      =>800

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                                         IO ONLY FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                          WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                          DEAL SIZE                      ---------------------------------------------------------------------------
               -------------------------------  WA LOAN                                                    REFI     FULL
TYPE           # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV     % DTI   PRIMARY   SF/PUD  CACHOUT    DOC    LTV =>80
----------     -------   -----------   -------  -------  -----  ----  ------    ------  -------  -------  -------  -------  --------
NA                                       0.00%
=<500                                    0.00%
>500 =<520          1        110,000     0.03%  110,000  9.50%   509  76.92%    28.40%  100.00%  100.00%  100.00%  100.00%    0.00%
>520 =<540         25      5,891,949     1.69%  235,678  7.20%   533  74.60%    38.02%  100.00%   91.67%   91.58%   53.55%   26.17%
>540 =<560         56     14,588,513     4.19%  260,509  7.03%   553  76.73%    38.13%  100.00%   91.72%   88.83%   52.94%   36.51%
>560 =<580         79     22,009,890     6.32%  278,606  7.03%   570  80.61%    41.74%  100.00%   92.74%   85.46%   67.94%   52.26%
>580 =<600        127     32,938,557     9.46%  259,359  6.84%   591  79.45%    39.26%   99.60%   85.68%   72.49%   64.11%   33.74%
>600 =<620        188     47,590,877    13.67%  253,143  6.61%   611  80.36%    39.93%   99.34%   92.14%   67.30%   61.57%   34.83%
>620 =<640        255     68,097,526    19.56%  267,049  6.63%   631  81.87%    41.46%   99.75%   88.40%   47.74%   51.29%   32.32%
>640 =<660        251     64,208,037    18.45%  255,809  6.60%   649  82.32%    42.39%  100.00%   89.64%   42.14%   33.59%   30.09%
>660 =<680        135     33,102,755     9.51%  245,206  6.47%   669  80.39%    41.68%  100.00%   88.47%   22.70%   26.33%    6.07%
>680 =<700         99     25,949,256     7.45%  262,114  6.41%   690  80.34%    41.87%  100.00%   91.32%   10.33%   15.13%    4.57%
>700 =<750        106     25,562,214     7.34%  241,153  6.35%   718  79.60%    43.06%   99.21%   82.94%    9.05%   16.56%    1.95%
>750               32      8,029,285     2.31%  250,915  6.41%   770  80.00%    41.70%  100.00%   86.36%    9.32%    9.30%    0.00%
                -----    -----------   ------   -------  ----    ---  -----     -----   ------   ------   ------   ------    -----
TOTAL           1,354    348,078,859   100.00%  257,074  6.64%   637  80.63%    41.21%   99.77%   89.13%   47.69%   43.23%   26.17%
                -----    -----------   ------   -------  ----    ---  -----     -----   ------   ------   ------   ------    -----

                                                      IO ONLY PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                          WEIGHTED AVERAGE COLLATERAL  CHARACTERISTICS
                          DEAL SIZE                      ---------------------------------------------------------------------------
               -------------------------------  WA LOAN                                                    REFI     FULL
UPB            # LOANS     BALANCE        %     BALANCE   WAC   FICO   %LTV     % DTI   PRIMARY   SF/PUD  CACHOUT    DOC    LTV =>80
----------     -------   -----------   -------  -------  -----  ----  ------    ------  -------  -------  -------  -------  --------
=<50                                     0.00%
>50 =<75            2        136,500     0.04%   68,250  7.09%   608  76.06%    40.89%   49.45%  100.00%   50.55%  100.00%    0.00%
>75 =<100          21      1,870,175     0.54%   89,056  6.61%   655  76.83%    41.92%   90.83%   81.83%   28.48%   66.58%    0.00%
>100 =<500      1,301    328,542,894    94.39%  252,531  6.64%   637  80.63%    41.03%   99.82%   88.75%   47.13%   41.67%   25.75%
>500 =<600         20     10,929,870     3.14%  546,494  6.47%   634  81.42%    45.12%  100.00%   95.11%   55.03%   70.19%   34.85%
>600 =<700          8      5,127,420     1.47%  640,927  6.50%   618  79.52%    43.44%  100.00%  100.00%   75.05%   74.30%   37.02%
=>700               2      1,472,000     0.42%  736,000  6.80%   634  84.86%    41.64%  100.00%  100.00%   48.10%   48.10%   51.90%
                -----   -------------  ------   -------  ----    ---  -----     -----   ------   ------    -----   ------    -----
TOTAL           1,354    348,078,859   100.00%  257,074  6.64%   637  80.63%    41.21%   99.77%   89.13%   47.69%   43.23%   26.17%
                -----   -------------  ------   -------  ----    ---  -----     -----   ------   ------    -----   ------    -----

* In $1,000